VANGUARD FUNDS
                              PROSPECTUS SUPPLEMENT

                                  June 23, 1998


TRANSACTIONS ONLINE
As a Vanguard shareholder, you can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website at www.vanguard.com. To establish this online service for your account, you must first register through the website. We will then send you, by mail, an account access password that allows you to process the following financial and administrative transactions online:


- Open a new account
- Buy more shares
- Exchange shares
- Sell shares
- Change name
- Change address
- Add/change fund options:
    Dividend options:  cash/reinvest, Vanguard Dividend Express (TM), Directed
       Dividend Plan
    Vanguard Fund Express(R)
    Bank instructions
    Checkwriting
    Vanguard Automatic Exchange Service (TM)

Online transactions are subject to the same limitations and policies that are described in the funds' prospectuses.
                                                                            PSTO